UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2008
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4939 Directors Place San Diego, California	92121 (Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 652-6500
2131 Palomar Airport Road, Suite 300
Carlsbad, California
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
In the presentation referenced in Item 7 below, the Company disclosed that it ended fiscal year 2007 with approximately $66.2 million in cash. Additionally, the Company reported that it expects to use $45 – $50 million to fund its operations in fiscal year 2008.
The information contained in this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure
The Company intends to present at conferences and conduct meetings with investors, stockholders and analysts on or after March 18, 2008. A copy of the presentation materials to be used at those conferences and meetings and from time to time thereafter is filed as Exhibit 99.1 hereto. The Company does not intend to file any update of these presentation materials. The fact that these presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.
The Company has recently received certain clinical data related to its products and has announced a conference call on March 18, 2008 to discuss such data with investors, stockholders and analysts. A copy of the related press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.
The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description
99.1
Ardea Biosciences, Inc. investor presentation materials to be used at conferences and meetings with investors, stockholders and analysts beginning on or after March 18, 2008, and to be used from time to time thereafter.

99.2	Press Release, dated March 17, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: March 17, 2008	/s/ Barry D. Quart
Barry D. Quart, Pharm. D
Chief Executive Officer

EXHIBIT LIST

Exhibit Number	Document Description
99.1
Ardea Biosciences, Inc. investor presentation materials to be used at conferences and meetings with investors, stockholders and analysts beginning on or after March 18, 2008, and to be used from time to time thereafter.

99.2	Press Release, dated March 17, 2008.